Exhibit 10.8

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

December 30, 2013

VIA EMAIL AND UPS

Zimmer Dental, Inc.

1900 Aston Avenue

Carlsbad, CA 92008

Attn: Harold Flynn, President

RE:	Letter Amendment to Exclusive Distribution Agreement:

Dear Harold:

In order to confirm and memorialize our discussions in recent weeks regarding changes to the distribution arrangement between RTI Surgical and Zimmer Dental, this letter agreement amends the terms of the Exclusive Distribution Agreement between Zimmer Dental, Inc. (“Zimmer Dental”) and RTI Surgical, Inc. f/k/a RTI Biologics, Inc. (“RTI”) dated September 30, 2010 (as amended September 27, 2011, the “Agreement”). Defined terms that are used but not defined in this letter have the meaning ascribed to them in the Agreement.

This letter amends the Agreement as follows:

First, RTI agrees that there will be no increase of Fees under the Agreement until August 1,2014, subject to Zimmer Dental paying the 2014 exclusivity payment of $[****] described in Section 4.1 of the Agreement, by no later than December 31, 2013. The parties agree that, effective August 1, 2014 through December 31, 2014, [****]. For clarity, the parties agree and acknowledge that the Fees remained constant during calendar year 2013 such that the December 2012 Fees shall apply through July 31, 2014, [****]. Should there be any conflict or discrepancy between this letter amendment and the Agreement, the Agreement will prevail.

Second, RTI agrees to waive [****] of the outstanding invoices that are dated prior to 2010 [****], subject to Zimmer dental paying [****].

If the foregoing amendments are acceptable to Zimmer Dental, please countersign this letter where indicated below and return a copy of the fully executed letter to me at your earliest convenience. Upon full execution of this letter, the Agreement will be amended as described above without any further action needed by either RTI or Zimmer Dental. All terms and conditions of the Agreement that are not expressly amended by this letter shall remain unchanged and in full force, and RTI and Zimmer Dental reaffirm and ratify those terms and conditions. The parties reserve all rights and remedies not explicitly waived in this letter amendment.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Thank you for your help in making these changes to the Agreement; we look forward to continuing the mutually beneficial business relationship between RTI and Zimmer Dental.

Sincerely,

Name:	/s/ Roger Rose
Title:	Executive Vice President

Acknowledged and agreed by Zimmer Dental, Inc.

Signature:	/s/ Harold C. Flynn, Jr.
Name:	Harold C. Flynn, Jr.
Title:	President, Zimmer Dental

cc:	Zimmer Legal Department
345 East Main Street
Warsaw, IN 46580
Attn: Assistant General Counsel